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                                                                    EXHIBIT 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Pall Corporation (the "Company") on Form 10-K for the period ending July 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Marcus Wilson, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:

         (i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


October 14, 2005

                                                   /s/ MARCUS WILSON
                                                   -----------------------
                                                   Marcus Wilson
                                                   Chief Financial Officer